Supplement dated October 4, 2012

to the variable annuity prospectuses for

MassMutual Artistry, MassMutual Evolution, Panorama Passage,

Panorama Premier, MassMutual RetireEase Select,

MassMutual Transitions and MassMutual Transitions Select

dated May 1, 2012, as amended

The MML Small Cap Growth Equity Fund prospectus has been revised with additional language regarding the management fees. To reflect this new information we are revising the prospectus for your variable annuity product as noted below.

In the “Table of Fees and Expenses – Annual Fund Operating Expenses” section in the “Investment Management Fees and Other Expenses” table, in the row for the MML Small Cap Growth Equity Fund, in the “Management Fee” column we are adding a footnote reference to footnote A. Following the table we are adding footnote A:

A. MassMutual has agreed to voluntarily waive .035% of its management fees. MassMutual may amend or discontinue this waiver at any time without advance notice.

If you have questions about this supplement contact your registered representative or call our Service Center at (800) 272-2216 Monday through Friday between 8 a.m. and 8 p.m. Eastern Time to speak to a representative.

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